Exhibit 99.12 FORM OF PRELIMINARY PROXY Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. DETACH AND RETURN THIS PORTION ONLY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JOHNSON CONTROLS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2016 The undersigned, revoking all prior proxies, hereby appoints A.A. Molinaroli and B.J. Cadwallader, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Johnson Controls, Inc. held of record by the undersigned on , 2016 at the Special Meeting of , and any adjournments or postponements Shareholders to be held on , 2016 at , local time, at thereof. The undersigned hereby directs Messrs. Molinaroli and Cadwallader to vote in accordance with their best judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED AND, IN THE DISCRETION OF MESSRS. MOLINAROLI AND CADWALLADER, ON ANY OTHER ITEMS PRESENTED AT THE SPECIAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING. (Continued and to be signed on the reverse side) W/2681317 Johnson Controls and other plan participants: If you are a participant in the Johnson Controls Savings and Investment (401k) Plan, the Trim Masters, Inc. Retirement Plan, the Johnson Controls Automotive Experience Production Employee Savings and Investment (401k) Plan, the Johnson Controls Building Efficiency Retirement Savings Plan/Account Level Employees, the Bridgewater LLC Profit Sharing Plan, the Johnson Controls Federal Systems Retirement Savings (401k) Plan, the Avanzar Interior, LLC Savings and Investment (401k) Plan, or the Interiors Savings and Investment (401k) Plan, this proxy card also entitles you to direct Fidelity Management Trust Company how to vote Johnson Controls shares credited to your account. The shares credited to your account in any above-referenced plan will be voted as directed. If no voting direction is indicated on your returned proxy card, if the card is not signed, or if the card is not received by , 2016, the plan shares credited to your account will be voted in the same proportion as directions received from other participants.

VOTE BY INTERNET – www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED JOHNSON CONTROLS, INC. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: 1. Proposal to approve the Agreement and Plan of Merger, dated as of January 24, 2016, by and among Johnson Controls, Inc., Tyco International plc and certain other parties named therein, including Jagara Merger Sub LLC (the “merger proposal”). FOR  AGAINST  ABSTAIN  2. Proposal to approve the adjournment of the Johnson Controls special meeting to another date and place if necessary or appropriate to solicit additional votes in favor of the merger proposal (the “adjournment proposal”). FOR  AGAINST  ABSTAIN  3. Proposal to approve, on a non-binding, advisory basis, the compensation that may become payable to Johnson Controls’ named executive officers that is based on or otherwise relates to the merger (the “advisory compensation proposal”). FOR  AGAINST  ABSTAIN  Please indicate if you plan to attend this meeting. YES  NO  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date